UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 11, 2005

                      ------------------------------------

                             ABLE LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                 001-11352               04-3029787
---------------------------------------------------------------------------
     (State or other      (Commission File Number)      (IRS Employer
     jurisdiction of                               Identification Number)
     incorporation)


                       1 Able Drive, Cranbury, NJ 08512
             (Address of Principal Executive Offices) (Zip Code)

                                 (609) 495-2800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

      On November 1, 2005, Able Laboratories, Inc. (the "Company") held an auction for the sale of substantially all of its assets, free and clear of liens. The sale also included assumption of the Company's unexpired lease for its premises located at 1 Able Drive, Cranbury, New Jersey and a limited number of its executory contracts, as well as the purchase of its property located at 6 Hollywood Court, South Plainfield, New Jersey.

      At the conclusion of the auction, the Company entered into an asset purchase agreement, dated November 1, 2005, with Sun Pharmaceutical Industries Limited, reflecting the terms of the purchase ("Sun APA"). Under the Sun APA, closing is subject, among other things, to ratification and approval by the bankruptcy court and environmental approvals. The Sun APA is attached to this report as Exhibit 10.1 and is incorporated herein by reference. The proceeds of the purchase price will be used, among other things, to pay amounts required to cure any defaults under contracts being assumed.


Item 8.01      Other Events

      A hearing to consider the approval of the sale and the assumption and assignment of contracts under Sections 363 and 365 of the Bankruptcy Code. was held with the US Bankruptcy Court for the District of New Jersey for 2:00 pm on November 7, 2005. On November 10, 2005, the Bankruptcy Judge issued an order approving the sale of assets and authorizing the Company to consummate the sale under the Sun APA. The sale order is attached to this report as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits

  (a)  Financial Statements of Businesses Acquired:

       Not Applicable.

  (b)  Pro Forma Financial Information:

       Not Applicable.

  (c)  Exhibits:

  10.1   Asset Purchase Agreement between the Company and Sun
         Pharmaceutical Industries Limited, dated November 1, 2005
  99.1   Press Release dated November 2, 2005
  99.2   Order Authorizing Sale of Certain Assets dated November 10, 2005

                                    SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABLE LABORATORIES, INC.



                                      By:  /s/    Richard M. Shepperd
                                          --------------------------------------
                                          Name:  Richard M. Shepperd
Dated:  November 17, 2005                 Title: Director of Restructuring

                                INDEX TO EXHIBITS


                                                      Sequentially
Exhibit                                                Numbered
 Number                    Exhibit                        Page
 ------                    -------                    ------------

  10.1     Asset Purchase Agreement between the          __
           Company and Sun Pharmaceutical
           Industries Limited, dated November 1,
           2005

  99.1     Press Release dated November 2, 2005

  99.2     Order Authorizing Sale of Certain             __
           Assets dated November 10, 2005